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                                                                    Exhibit 23.2

                       [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 22, 1999 included in The Children's Place Retail Stores, Inc.'s Form 10-K for the year ended January 30, 1999 and to all references to our firm included in this registration statement.


                                              /s/ Arthur Andersen LLP

New York, New York
July 21, 1999